UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): May 15, 2003
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                                BriteSmile, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Utah
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         (State or other jurisdiction of incorporation or organization)


         0-17594                                   87-0410364
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  (Commission file number)             (I.R.S. Employer Identification No.)




   490 North Wiget Lane
   Walnut Creek, CA                                         94598
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                 Not Applicable
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         (Former name or former address, if changed since last report)








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Item 7.   Financial Statements, Pro Forma Financial Information and    Exhibits

         (c) Exhibits

99.1     Transcript of Earnings Conference held May 15, 2003

Item 9.  Regulation FD Disclosure
(Furnished Under Item 12)

         This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See "Item 12, Results of Operations and Financial Condition", below.

Iotem 12.         Results of Operations and Financial Condition.

         On May 13, 2003, BriteSmile, Inc. announced its financial results for the first quarter ended March 28, 2003. A copy of the earnings press release was filed as Exhibit 99.1 to the Company's Quarterly Report on Form 10-Q filed with the Commission on May 15, 2003, and is incorporated herein by reference. A copy of the transcript of the Earnings Conference call of the Company, held on May 15, 2003, is furnished herewith as Exhibits 99.2 to this Form 8-K and is incorporated herein by reference.


                                      BriteSmile, Inc.


                          By:          /s/ John Dong
                                      ------------------------------------
                                      John Dong
                                      Chief Financial Officer


Date: May 15, 2003





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